THE MERGER FUND VL

June 12, 2013

Dear Contract Owner:

You are receiving this proxy statement due to your indirect investment, through a variable annuity contract or variable life insurance policy (the “Contract”) issued by a participating insurance company (“Participating Insurance Company”), in The Merger Fund VL (the “Fund”). This proxy statement asks you to consider and provide voting instructions for a proposal to elect five (5) trustees of the Fund (the “Board”), including (3) three nominees who are not currently trustees of the Fund.

If you have had your Contract for some time, you will recall that although your Participating Insurance Company in fact owns the shares of the Fund, your Participating Insurance Company periodically asks you to tell it how you would like it to represent your indirect interests at the meeting of shareholders of the Fund.

A special meeting of shareholders (the “Meeting”) of the Fund has been scheduled for July 16, 2013 to vote on this proposal. You may give voting instructions for the number of shares of the Fund attributable to your Contract as of the close of business on May 31, 2013.

Pursuant to these materials, you are being asked to provide voting instructions on the proposal for the Fund, as noted above.  For the reasons discussed in the enclosed materials, the Board recommends that you instruct your Participating Insurance Company to vote “FOR” the proposal.

You can provide voting instructions in one of four ways:

•Over the Internet, through the website listed on the voting instruction card,

•By telephone, using the toll-free number listed on the voting instruction card,

•By mail, using the enclosed voting instruction card -- be sure to sign, date and return the voting instruction card in the enclosed postage-paid envelope, or

•In person at the shareholder meeting on July 16, 2013.

We encourage you to provide voting instructions over the Internet or by telephone using the voting control number that appears on your voting instruction card.

Your prompt response is extremely important. Shareholder meetings of the Fund do not occur often, so we ask that you take the time to carefully consider and provide voting instructions on this important proposal.  Please read the enclosed information carefully before providing voting instructions. If you have questions, please call AST Fund Solutions, the Fund’s proxy solicitor, toll-free at 1-866-416-0565.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern time.

A voting instruction card may be revoked by written notice of its revocation to the Fund, by the subsequent execution and timely return of another voting instruction card (following the methods noted above), or by written notice to the Fund of the death or incapacity of the executor of the voting instruction card.  To be effective,  notice of the revocation of voting instructions must be received a reasonable period of time prior to the Meeting so that the revocation may be communicated to the Participating Insurance Company and the Participating Insurance Company may take the revocation into account in voting shares of the Fund at the Meeting.

Shareholder Services: U.S. Bancorp Fund Services, LLC • P.O. Box 701 • Milwaukee, WI 53201 • (800) 343-8959
Investment Adviser: Westchester Capital Management, LLC • 100 Summit Lake Drive • Valhalla, NY 10595 • (914) 741-5600

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

/s/ Michael T. Shannon
Michael T. Shannon
Chairman of the Board and Co-President of the Fund

Prompt execution and return of the enclosed voting instruction card is requested. A self-addressed, postage-paid envelope is enclosed for your convenience along with instructions on how to provide voting instructions over the Internet or by telephone should you prefer to provide voting instructions by one of those methods.

QUESTIONS AND ANSWERS

The following “Questions and Answers” section is a summary and is not intended to be as detailed as the discussion found in the proxy materials. For this reason, the information is qualified in its entirety by reference to the enclosed proxy statement to shareholders (“Proxy Statement”).

Q.Why am I receiving this Proxy Statement?

A.The Fund is required to obtain shareholder approval for certain kinds of actions, like the election of trustees proposed in the enclosed Proxy Statement. Shares of the Fund are owned of record by sub-accounts of insurance companies (the “Participating Insurance Companies”) established to fund benefits under variable annuity contracts and/or variable life insurance policies (each a “Contract”) issued by the Participating Insurance Companies, qualified pension or retirement plans, and other permissible investors under relevant U.S. federal income tax rules. References to “shareholders” herein refer to separate accounts of Participating Insurance Companies and/or to other permissible investors. Persons holding Contracts are referred to herein as “Contract Owners.” As a Contract Owner with Contract values allocated to the Fund, you are being asked to provide voting instructions to the Participating Insurance Company that issued your Contract regarding the election of trustees to the Fund’s Board of Trustees (the “Board” or the “Trustees”).

Q.On what am I being asked to provide voting instructions?

A.Contract Owners are being asked to provide voting instructions regarding the election or re-election by shareholders of five Trustees to the Board. The Board currently consists of three Trustees, two of whom are not “interested” persons of the Fund (as defined in the Investment Company Act of 1940 (the “1940 Act”)) (“Independent Trustees”). James P. Logan, III, who has served as an Independent Trustee since 2002, is expected to retire from the Board effective December 31, 2013. You are, therefore, being asked to re-elect the two incumbent Trustees and elect three new nominees to the Board. The incumbent Trustee nominees are Michael T. Shannon and Barry Hamerling. The new nominees are Roy Behren, Richard V. Silver, and Christianna Wood. Please see the sections entitled “Reasons for the Proposal” and “Information About the Board and Nominees” for more information regarding the reasons for the proposal.  For the reasons discussed in the Proxy Statement, the Board recommends that you instruct your Participating Insurance Company to vote “FOR” the proposal.

The Participating Insurance Company that issued your Contract is the legal owner of the Fund’s shares and will vote those shares at the Meeting. However, as a Contract Owner, you may instruct that Participating Insurance Company how to vote the shares attributable to your Contract.

We encourage you to read the full text of the enclosed Proxy Statement to obtain a more detailed understanding of the issues relating to the proposal.

Q.When is the Meeting?

A.The special meeting of shareholders (the “Meeting”) of the Fund will be held on July 16, 2013 at the offices of Westchester Capital Management, LLC (the “Adviser”), at 100 Summit Lake Drive, Valhalla, New York 10595, at 9:30 a.m. Eastern Time, and, if the Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Special Meeting of Shareholders.

i

Q.How does the Board recommend that I instruct my Participating Insurance Company to vote?

A.After careful consideration, the Board unanimously recommends that you instruct your Participating Insurance Company to vote “FOR” the proposal.  Please see the sections of the proxy materials discussing the proposal for a discussion of the Board’s considerations in making such recommendation.

Q.What vote is required to approve the proposal?

A.An affirmative vote of the holders of a plurality of the Fund’s shares present at the meeting in person or by proxy is required to elect each individual nominated as a Trustee. All shareholders of the Fund as of the Record Date are entitled to vote on the proposal. If you held a Contract as of the close of business on May 31, 2013, you may instruct your Participating Insurance Company how to vote the shares attributable to your Contract at the Meeting or at any adjournment or postponement of the Meeting.

Q.Are my voting instructions important?

A.Yes! Your voting instructions are very important regardless of the number of shares attributable to your Contract.  A prompt response on your part will help to ensure that your interests are represented.

Q.How do I provide voting instructions?

A.Contract Owners may provide voting instructions by completing and mailing the enclosed voting instruction card, over the Internet by following the instructions on the voting instruction card, by telephone using the toll-free number listed on the voting instruction card, or in person at the Meeting. You may use the enclosed postage-paid envelope to mail your voting instruction card. Please follow the enclosed instructions to utilize any of these methods. If you need more information on how to provide voting instructions, or if you have any questions, please call AST Fund Solutions, the Fund’s proxy solicitor, toll-free at 1-866-416-0565.

Q.Whom do I call if I have questions?

A.We will be happy to answer your questions about this voting instruction solicitation. If you have questions, please call AST Fund Solutions, the Fund’s proxy solicitor, toll-free at 1-866-416-0565.

A voting instruction card may be revoked by written notice of its revocation to the Fund, by the subsequent execution and timely return of another voting instruction card (following the methods noted above), or by written notice to the Fund of the death or incapacity of the executor of the voting instruction card. To be effective,  notice of the revocation of voting instructions must be received a reasonable period of time prior to the Meeting so that the revocation may be communicated to the Participating Insurance Company and the Participating Insurance Company may take the revocation into account in voting shares of the Fund at the Meeting.

Your prompt response is requested.

THE MERGER FUND VL

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 16, 2013

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of The Merger Fund VL (the “Fund”) will be held at the offices of Westchester Capital Management, LLC (the “Adviser”), at 100 Summit Lake Drive, Valhalla, New York 10595, on July 16, 2013 at 9:30 a.m. Eastern Time for the purposes listed below:

Proposal Summary

1.      Election of five (5) Trustees.

2.Transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

Please take some time to read the enclosed proxy statement. It discusses the proposal in more detail. Shares of the Fund are owned of record by sub-accounts of separate accounts of insurance companies (the “Participating Insurance Companies”) established to fund benefits under variable annuity contracts and/or variable life insurance policies (each a “Contract”) issued by the Participating Insurance Companies. If you held a Contract as of the close of business on May 31, 2013, you may instruct your Participating Insurance Company how to vote the shares attributable to your Contract at the Meeting or at any adjournment or postponement of the Meeting. You are welcome to attend the Meeting in person. If you cannot attend in person, please instruct your Participating Insurance Company how to vote by mail, telephone or internet. Just follow the instructions on the enclosed voting instruction card. If you have questions, please call AST Fund Solutions, the Fund’s proxy solicitor, toll-free at 1-866-416-0565. It is important that you instruct your Participating Insurance Company how to vote the shares attributable to your Contract. The board of trustees of the Fund recommends that you instruct your Participating Insurance Company to vote “FOR” the proposal.

By Order of the Board of Trustees,

/s/ Abraham Cary
Abraham Cary
Secretary

IMPORTANT NOTICE REGARDING
THE AVAILABILITY OF PROXY MATERIALS

FOR THE MEETING TO BE HELD ON JULY 16, 2013

This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders are available at the website listed on your voting instruction card.  In addition, shareholders can find important information about the Fund in its annual report, dated December 31, 2012, including financial statements for the fiscal year ended December 31, 2012. You may obtain copies of this report without charge by writing to The Merger Fund VL c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, or by calling 1-800-343-8959, or on the Fund’s website at www.mergerfund.com/vl.html.

Your voting instructions are very important to us regardless of the number of shares attributable to your Contract. You are requested to complete, sign, date and return the accompanying voting instruction card in the enclosed envelope, which needs no postage if mailed in the United States. It is important that your voting instruction card be returned promptly.

For your convenience, you may also provide voting instructions by telephone or over the Internet by following the instructions on the voting instruction card.  If you provide voting instructions by telephone or over the Internet, please do not return your voting instruction card unless you elect to change your voting instructions.

APPENDICES

Appendix A Nominating Committee Charter	A-1

Appendix B Record or Beneficial Ownership	B-1

THE MERGER FUND VL

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 16, 2013

This proxy statement (“Proxy Statement”) and enclosed notice and proxy card or voting instruction card are being furnished in connection with the solicitation of proxies by the board of trustees (the “Board” or the “Trustees”) of The Merger Fund VL (the “Fund”). The proxies are being solicited for use at a special meeting of shareholders of the Fund to be held at the offices of Westchester Capital Management, LLC (the “Adviser”), at 100 Summit Lake Drive, Valhalla, New York 10595, on July 16, 2013 at 9:30 a.m. Eastern Time, and at any and all adjournments or postponements of all or any portion thereof (the “Meeting”).

The Board has called the Meeting and is soliciting proxies from shareholders of the Fund for the purposes listed below:

Proposal Summary

1.Election of five (5) Trustees.

2.Transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

This Proxy Statement and the accompanying notice and the proxy card or voting instruction card are being mailed to shareholders on or about June 17, 2013.

The Board has determined that the use of this Proxy Statement for the Meeting is in the best interests of the Fund and its shareholders. Shareholders of record at the close of business on May 31, 2013 (the “Record Date”), are entitled to notice of and to vote at the Meeting and any adjourned or postponed session thereof.

Shares of the Fund are owned of record by sub-accounts of insurance companies (the “Participating Insurance Companies”) established to fund benefits under variable annuity contracts and/or variable life insurance policies (each a “Contract”) issued by the Participating Insurance Companies. The Participating Insurance Company that issued your Contract is the legal owner of the Fund’s shares and therefore holds all voting rights with respect to those shares. Persons holding Contracts are referred to herein as “Contract Owners.” References to “shareholder” refer to a separate account of a Participating Insurance Company.  Because you allocated Contract values to a sub-account that invests in the Fund, you may to instruct the Participating Insurance Company how to vote the shares of the Fund attributable to your Contract.

If you have any questions about the proposal or about voting or the voting instructions, please call AST Fund Solutions, the Fund’s proxy solicitor, at 1-866-416-0565.

PROPOSAL 1 – ELECTION OF TRUSTEES

The Board has proposed the following five nominees for election or re-election by shareholders (each a “Nominee”), each to hold office during the continued lifetime of the Fund until he or she he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor: Roy Behren, Barry Hamerling, Michael T. Shannon, Richard V. Silver, and Christianna Wood.  Messrs. Shannon and Hamerling are collectively referred to herein as the “Incumbent Trustee Nominees.”  Messrs. Behren and Silver and Ms. Wood are collectively referred to herein as the “New Trustee Nominees.” Each of the Nominees has consented to serve or continue to serve, as the case may be, as a Trustee.  The election of each Nominee to the Board will be effective after an affirmative shareholder vote, provided that Mr. Behren’s term as a Trustee shall not begin before January 1, 2014 if it would cause more than 25% of the Board to be “interested” Trustees as that term is defined under the Investment Company Act of 1940 (the “1940 Act”) (“Interested Trustees”).  Please see the section below entitled “Election of Roy Behren” for more information. Certain biographical and other information relating to the Nominees, including each Nominee’s experience, qualifications, attributes and skills for Board membership, is set forth below.

Three of the Nominees are not expected to be “interested” persons of the Fund (as defined in the 1940 Act) (“Independent Trustees”) and two of the Nominees would be Interested Trustees of the Fund by virtue of their affiliation with the Adviser. Mr. Hamerling is an Independent Trustee incumbent who was previously elected by shareholders, and Mr. Shannon is an Interested Trustee incumbent who was previously elected by shareholders. Mr. Silver and Ms. Wood are expected to be Independent Trustees, if elected.  Mr. Behren is expected to be an Interested Trustee, if elected.  On May 15, 2013, the members of the Fund’s Nominating Committee (described below) presented their recommended nominees to the Independent Trustees, and the Independent Trustees selected and nominated the Incumbent Trustee Nominees and the New Trustee Nominees for re-election and election, respectively, and on May 15, 2013, the Board voted to submit the Incumbent Trustee Nominees and the New Trustee Nominees to a vote of shareholders of the Fund.  The Board knows of no reason why any of these Nominees would be unable to serve.

Reason for the Proposal

Section 16(a) of the 1940 Act provides that no person shall serve as a director of a registered investment company unless elected to that office by the holders of the outstanding voting securities of such company, at an annual or a special meeting duly called for that purpose; except that vacancies occurring between such meetings may be filled in any otherwise legal manner if immediately after filling any such vacancy at least two-thirds of the directors then holding office shall have been elected to such office by the shareholders of the company at such an annual or special meeting.

The Board currently consists of three Trustees, two of whom are Independent Trustees. All of the current Trustees were previously elected by shareholders. James P. Logan, III, who has served as an Independent Trustee since 2002, is expected to retire from the Board effective December 31, 2013. Also, Michael J. Downey, an Independent Trustee of the Fund since 2002, resigned from the Board earlier this year. Accordingly, under applicable law, shareholders of the Fund must elect the New Trustee Nominees if more than one Nominee is to be added to the Board. Because, in part, the Fund must bear the expense of holding a shareholder meeting in connection with filling Messrs. Downey’s and Logan’s positions on the Board, the Board determined to nominate for election a total of three New Trustee Nominees who the Board believes will help to add diversity of experience, gender and age to the Board, as well as reduce the likelihood that the Fund will have to incur the expense of holding another shareholder meeting to elect Trustees in the near future.

Information About the Board and the Nominees

The Board provides supervision over the affairs of the Fund.  Mr. Shannon, Co-President of the Fund, acts as Chairman of the Board and is an “interested person” (as that term is defined in the 1940 Act) of the Fund. The Chairman presides at all meetings of the Board.

The Board has appointed Mr. Hamerling, Chairman of the Fund’s Audit Committee, to serve as Lead Independent Trustee. The Lead Independent Trustee, among other things, chairs executive sessions of the Independent Trustees, assists in the development of the agenda for Board meetings, serves as a spokesperson for the Independent Trustees and serves as a liaison between the Fund’s other Independent Trustees and the Fund’s management, Chief Compliance Officer, service providers, auditors and counsel between Board meetings. The Fund believes this structure allows all of the Independent Trustees to participate in the full range of the Board’s responsibilities with respect to its oversight of the Fund’s management. The Board has determined that this leadership structure, including the role of the Lead Independent Trustee, is appropriate given the size and complexity of the Fund, the number of Trustees overseeing the Fund and the Board’s oversight responsibilities, as well as the Fund’s business activities and its use as an investment vehicle in connection with the Contracts.

The Board holds four regular meetings each year to consider and address matters involving the Fund. The Board also may hold special meetings to address matters arising between regular meetings. These special meetings may take place in person or by telephone. In addition, members of the Board meet informally from time to time to discuss fund-related issues or to meet with potential candidates for Board membership. The Independent Trustees also meet each quarter and additionally on an as-needed basis in executive sessions outside the presence of management. The Board has access to counsel for the Fund and independent legal counsel for the Independent Trustees for consultation concerning any issues that may occur during or between regularly scheduled Board meetings. As discussed below, the Board has established an Audit Committee and a Nominating Committee to assist the Board in performing its oversight responsibilities.

Consistent with its responsibility for oversight of the Fund, the Board, among other things, oversees risk management of the Fund’s investment program and business affairs directly and through the committee structure that it has established. A principal risk associated with the Fund’s merger-arbitrage investment strategy is that certain of the proposed reorganizations in which the Fund invests may be renegotiated or terminated, in which case losses may be realized. Other risks to the Fund include those related to high portfolio turnover, short sales, put and call options, borrowing and corporate debt obligations as well as risks related to investments in foreign securities. The Board, and particularly the Lead Independent Trustee, has substantial ongoing contacts with the Adviser to review its investment strategies, techniques, policies and procedures designed to manage these risks. For more information regarding the principal risks associated with investing in the Fund please refer to the Fund’s prospectus and statement of additional information, copies of which are available on the Fund’s website at www.mergerfund.com/vl.html or by contacting U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, or by calling 1-800-343-8959.

The Board requires the Adviser and the Chief Compliance Officer of the Fund to report to the full Board on a variety of matters at regular meetings of the Board, including matters relating to risk management. The Audit Committee also receives regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. On a quarterly basis, the Board meets with the Fund’s Chief Compliance Officer to discuss issues related to Fund compliance. On an annual basis, the Board receives a written report from the Chief Compliance Officer on the operation of the Fund’s policies and procedures and those of its service providers. The report addresses the operation of the policies and procedures of the Fund and each service provider since the last report, any material changes to the policies and procedures since the last report, any recommendations for material changes to the policies and procedures as a result of the annual review and any material compliance matters since the date of the last report. These annual reviews are conducted in conjunction with the Board’s risk oversight function and enable the Board to review and assess any material risks facing the Fund or its service providers.

In addition, at regular Board meetings, and on an as needed basis, the Board receives and reviews reports from the Adviser and the Fund’s administrator related to the investments, performance and operations of the Fund, as well as reports on the valuation of certain investments. The Board also requires the Adviser to report on other matters relating to risk management on a regular and as-needed basis. The Lead Independent Trustee may meet periodically with representatives of the Fund’s service providers, including the Adviser, administrator, transfer agent, custodian and independent registered public accounting firm, to review and discuss the activities of the Fund and to provide direction with respect thereto.

During the fiscal year ended December 31, 2012, the Board met four times and each Incumbent Trustee Nominee who was then a member of the Board was present for all of the meetings of the Board held during the period for which he or she has been a Trustee and meetings held by all committees on which he or she served during the period that he or she served.

The following table lists the Nominees for election or re-election by shareholders and the current Trustee not proposed for re-election to the Board, their names and ages, the positions held with the Fund and length of time served, their principal business occupations during the past five years and other directorships with any publicly-traded company or any registered investment company during the past five years.

The address of each Nominee is c/o Westchester Capital Management, LLC, 100 Summit Lake Drive, Valhalla, NY 10595.  Correspondence intended for a current Trustee may be sent to this address.

Name and Age	Position(s) Held with the Fund, Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex* Overseen or to be Overseen by Nominee	Other Directorships Held by Nominee During the Past 5 Years
Nominees/Trustees who are not “interested” persons of the Fund
Barry Hamerling, 66	Trustee since 2007 and Nominee; Indefinite	Managing Partner of Premium Ice Cream of America since 1995. Managing Partner of B&J Freeport since 1990. Managing Partner of Let-US Creations from 1999 to 2011.	2	Trustee of AXA Premier VIP Trust; Chairman of the Ayco Charitable Foundation

James P. Logan, III, 76	Trustee since 2002; Indefinite**	Chairman of J.P. Logan & Company since January 1980.	2	None

Richard V. Silver, 57	Nominee	Consultant with AXA Equitable Life 2 None 57 Insurance Company from May 2012 to April 2013. Senior Executive Vice President, Chief Legal Officer and Chief Administrative Officer of AXA Equitable Life Insurance Company from February 2010 to April 2012. Executive Vice President and General Counsel of AXA Equitable Life Insurance Company from September 2001 to February 2010.	2	None

Christianna Wood, 53	Nominee	Chief Executive Officer and President of Gore Creek Capital, Ltd. since August 2009. Chief Executive Officer of Capital Z Asset Management from March 2008 to July 2009. Senior Investment Officer, Global Equity at California Public Employees’ Retirement System from October 2002 to February 2008.	2	Director of H&R Block Corporation; Director of International Securities Exchange

	Nominees who are “interested” persons of the Fund

Roy Behren, 52***	Co-President since 2011 (one-year term) and Nominee	Co-Portfolio Manager and Co-President of Westchester Capital Management, LLC, the Fund’s Adviser, since 2011. Co-Portfolio Manager of Westchester Capital Management, Inc., the Fund’s previous adviser, from 2007 to 2010. Research analyst for Westchester Capital Management, Inc. from 1994 until 2010. Chief Compliance Officer of the Fund and Westchester Capital Management, Inc. from 2004 to 2010.	2	None

Name and Age	Position(s) Held with the Fund, Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex* Overseen or to be Overseen by Nominee	Other Directorships Held by Nominee During the Past 5 Years
Nominees who are “interested” persons of the Fund
Michael T. Shannon, 46***	Co-President (one-year term) and Trustee (indefinite term) since 2011 and Nominee	Co-Portfolio Manager and Co-President of Westchester Capital Management, LLC, the Fund’s Adviser, since 2011. Co-Portfolio Manager of Westchester Capital Management, Inc., the Fund's previous adviser, from 2007 to 2010.	2	None

*    The Fund Complex consists of the Fund and The Merger Fund.
**  Mr. Logan is expected to retire effective December 31, 2013.
***Denotes a trustee who is an “interested person” (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Fund or of the Fund’s investment adviser.  Messrs. Behren and Shannon are deemed to be interested persons because of their affiliation with the Fund’s investment adviser, Westchester Capital Management, LLC, and because they are officers of the Fund.

The Board believes that, collectively, the Nominees have balanced and diverse experience, qualifications, attributes, and skills, which will allow the Board to operate effectively in governing the Fund and protecting the interests of its shareholders. The Board has concluded that, based on each Nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees, each Nominee is qualified to serve as Trustee of the Fund and should serve as such.

In determining that a particular Nominee is or continues to be qualified to serve as a Trustee, the Board considered a variety of criteria, none of which, in isolation, was controlling.  Among other attributes and qualifications common to all the Nominees are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Trustees), to interact effectively with the Adviser, other service providers, counsel and the Fund’s independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. Information about the specific experience, skills, attributes and qualifications of each Nominee, which in each case led to the Board’s conclusion that the Nominee should serve as a Trustee of the Fund, is provided in the table above and in the following paragraphs.

The Chairman of the Board, Michael T. Shannon, has experience as a portfolio manager of the Fund.  He joined Westchester Capital Management, Inc. (“Westchester”), the Fund’s previous investment adviser, in 1996. Previously, he worked in J.P. Morgan’s corporate finance, mergers & acquisitions and equity research departments. After a brief period as Senior Vice President in charge of Mergers and Special Situations at D.E. Shaw & Co. from March 2005 to May 2006, he rejoined Westchester as co-portfolio manager.  Mr. Shannon is co-portfolio manager of the Adviser and its affiliate, Green and Smith Investment Management L.L.C., which is the manager of GS Master Trust, a master-feeder structure which consists of Hudson Valley Partners, L.P., of which Green & Smith Investment Management is the general partner, and The Merger Fund Ltd., of which Green & Smith Investment Management is investment adviser. Mr. Shannon, who holds a Chartered Financial Analyst certification, is a member of the New York Society of Security Analysts and the CFA Institute. He received a B.S. in Finance from Boston College.

James P. Logan, III has been an Independent Trustee of the Fund since its inception and an Independent Trustee of The Merger Fund since 1989. Mr. Logan has experience in the investment banking industry and as an executive of a number of organizations. Mr. Logan has been Chairman of J.P. Logan & Company, an executive search consulting firm, since 1979. J.P. Logan & Company has been focused exclusively on the private equity business since 1980. He has been involved with aiding private equity firms in the staffing of businesses that they own or control or are contemplating owning or controlling. In 1993 he was instrumental in forming Value Asset Management, a company formed to buy asset management companies. Value Asset Management was financed by Onex Holdings, a Canadian and New York based private equity firm. Mr. Logan supplied the CEO and two key directors for Value Asset Management, and was the finder for their first acquisition of an asset management company. Mr. Logan spent 13 years in the investment banking business from 1960 to 1973 as Managing Director, Investment Banking and General Management, of White, Weld & Co. (which was purchased by Merrill Lynch & Co., Inc. in 1978). Mr. Logan received a B.A. degree from Rutgers University.

Barry Hamerling, Lead Independent Trustee and Chairman of the Audit Committee, has been an Independent Trustee of the Fund since 2007 and an Independent Trustee of The Merger Fund since 2007. Mr. Hamerling has experience as an executive of the largest financial and tax counseling firm in the United States and as a director or trustee of a number of other fund boards. He has been Managing Partner of Premium Ice Cream of America since 1999, Managing Partner of B&J of Freeport since 1990 and was Managing Partner of Let-US Creations (formerly Premium Salads of America) from 1999 to 2011. From 1970 to 1999, Mr. Hamerling commenced his career as a staff attorney and retired as President of The Ayco Company, L.P., the largest financial and tax counseling firm serving Corporate America in the United States which provides advice to senior executives of 200 of the Fortune 500 companies. Mr. Hamerling is a Trustee of AXA Premier VIP Trust. He is also Chairman of the Ayco Charitable Foundation, a donor-advised fund. He was formerly a Trustee and member of the audit and nominating committees of Granum Value Fund, a long-short equity fund, and a Trustee of Rutgers University. Mr. Hamerling received a B.A. from Rutgers University and a J.D. from Rutgers Law School.

Roy Behren, Co-President of the Fund, has experience as a portfolio manager. He joined Westchester, the Fund’s previous investment adviser, in 1994 from the U.S. Securities and Exchange Commission.  After earning a B.S. in Economics at The Wharton School, he received a J.D. degree from the University of Miami Law School and an LL.M. degree in corporate law from the New York University School of Law.  He then joined the SEC’s New York Regional Office, where he worked as an enforcement attorney for seven years prior to starting his investment career at Westchester.  From 2004 through 2006, Mr. Behren served as a member of Redback Networks’ Board of Directors and its Audit Committee.  He is co-portfolio manager of the Adviser and its affiliate, Green and Smith Investment Management L.L.C., which is the manager of GS Master Trust, a master-feeder structure which consists of Hudson Valley Partners, L.P., of which Green & Smith Investment Management is the general partner, and The Merger Fund Ltd., of which Green & Smith Investment Management is investment adviser.  Mr. Behren was the Chief Compliance Officer of Westchester and the Fund from September 2004 through June 2010.

Richard V. Silver has extensive experience as a senior executive at a major financial services and insurance firm.  Among other positions, he served as Senior Executive Vice President, Chief Legal Officer and Chief Administrative Officer of AXA Equitable Life Insurance Company from 2010 to 2012.  Mr. Silver was also General Counsel of AXA Equitable Life Insurance Company from 1999 to 2009.  He also served as the President and Chief Operating Officer of AXA Advisors from 1991 to 1994.  Prior to joining AXA Equitable Life Insurance Company, Mr. Silver worked as a securities attorney for Merrill Lynch & Co. Mr. Silver, who holds FINRA Series 7, 24, 63 and 65 licenses, received his B.A. and J.D. from St. John’s University.

Christianna Wood has over 30 years of professional experience in the investment management industry, both as an executive and as an investment officer.  She has been Chief Executive Officer and President of Gore Creek Capital, Ltd. since August 2009.  She has experience serving as a Director of H&R Block Corporation and has served on a number of audit committees. Ms. Wood also has corporate governance experience from, among other things, her service as a trustee of Vassar College since 2006 (including as a member of its Trustee Investor Responsibility Committee since 2006 and Chairman of the Committee since 2011) and as a member of the Audit and Governance Committees of the International Securities Exchange since 2010 and her involvement with the International Corporate Governance Network from 2008 to 2012 (including as Chairman of the Board from 2009 to 2012 and Chairman of the Audit and Accounting Practices Committee from 2006 to 2008). Ms. Wood has also served as the Chief Executive Officer of an asset management company (Capital Z Asset Management from 2008 to 2009) and served as the Senior Investment Officer for Global Equity at California Public Employees’ Retirement System from 2002 to 2008.

The disclosure herein of a Nominee’s or Trustee’s experience, qualifications, attributes and skills does not impose on any such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

The Board annually performs a self-assessment on the current members, which includes a review of the composition of the Board and its committees, including diversity of trustees’ age, experience and skills; trustees’ service on other boards; committee structure; size of the Board and ratio of interested to independent trustees; size of the committees and ratio of interested to independent trustees; process for identifying and recruiting new trustees; qualifications for Board membership and determination of trustee independence.

The Board has adopted a retirement policy requiring each Trustee to retire from service as a member of the Board as of the December 31 next occurring after he or she attains the age of 75. Current members of the Board may, upon the approval of a majority of the Trustees then in office, be granted a one-year extension until the following December 31.

The Board has not adopted a policy that prohibits its members from serving as directors or officers of other companies.  Accordingly, certain of the Nominees may serve as directors or officers of other companies from time to time.  Although the Fund is not required to do so, the Fund may restrict itself from investing in the securities of companies on whose boards its Directors also serve because, for example, the Director may have material non public information about the issuer, as an accommodation to the other company, or for other reasons.  Any such restriction may prevent the Fund from taking advantage of an investment opportunity in which it would otherwise invest.  Of the Nominees, only Ms. Wood currently serves as a director for a publicly-traded issuer, H&R Block Corporation. As of the date of this Proxy Statement, the Fund intends to restrict itself from investing in mergers, restructurings or acquisitions to which H&R Block is a party.

Election of Roy Behren

In 2010, Messrs. Behren and Shannon acquired substantially all of the business and assets of Westchester Capital Management, Inc., the Fund’s previous investment adviser (the “Transaction”).  In connection with the Transaction and for the three-year period following the Transaction, which expires January 2014, the Fund has sought to maintain a Board 75% of which is comprised of members who are not (i) interested persons of the investment adviser, or (ii) interested persons of the predecessor investment adviser consistent with §15(f)(1)(A) of the 1940 Act. §15(f)(1)(A) generally provides that an adviser may receive profit from the sale of its investment advisory business if, subject to certain other conditions and limited exceptions, at least 75% of the directors of the fund are not “interested” persons (as defined in the 1940 Act) of either the fund’s investment adviser or predecessor adviser for a period of three years following such sale. Accordingly, if elected, Mr. Behren’s term of office will not begin before January 1, 2014 if his service prior to that date would cause less than 75% of the Board to be comprised of Independent Trustees.

Principal Officers of the Fund

The Board elects the officers of the Fund, including the Chief Compliance Officer whose designation must be approved by a majority of the Independent Trustees. The officers of the Fund serve at the pleasure of the Trustees. The following table lists the names and ages of the officers, the positions held with the Fund and length of time served, their principal business occupations during the past five years, and any directorships held in a public company or registered investment company during the past five years. The business address of each officer is c/o Westchester Capital Management, LLC, 100 Summit Lake Drive, Valhalla, New York 10595.  None of the officers listed below receives compensation from the Fund.  No changes to the officers of the Fund are being proposed.

Name and Age	Position(s) Held with the Fund, Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Nominee During the Past 5 Years
Roy Behren, 52	Co-President since 2011 (one-year term) and Nominee
Co-Portfolio Manager and Co-President of Westchester Capital Management, LLC, the Fund’s Adviser, since 2011. Co-Portfolio Manager of Westchester Capital Management, Inc., the Fund’s previous adviser, from 2007 to 2010.  Research analyst for Westchester Capital Management, Inc. from 1994 until 2010. Chief Compliance Officer of the Fund and Westchester Capital Management, Inc. from 2004 to 2010.

None.
Michael T. Shannon, 46	Co-President (one-year term) and Trustee (indefinite term) since 2011 and Nominee	Co-Portfolio Manager and Co-President of Westchester Capital Management, LLC, the Fund’s Adviser, since 2011. Co-Portfolio Manager of Westchester Capital Management, Inc., the Fund's previous adviser, from 2007 to 2010.	None.
Bruce Rubin, 53	Vice President, Chief Compliance Officer and Anti-Money Laundering Compliance Officer Since 2010; One-year terms
Chief Operating Officer of Westchester Capital Management, LLC, the Fund’s Adviser, since 2011.Chief Chief Operating Officer of Westchester Capital Management, Inc., the Fund’s previous adviser, from 2010 to 2010. Chief Operating Officer of
Seneca Capital from 2005 to 2010.
None.
Abraham Cary, 37	Secretary since 2012; One-year term	Head of Trading of Westchester Capital Management, LLC, the Fund’s Adviser since 2011. Head of Trading of Westchester Capital Management, Inc., the Fund’s previous adviser from 2002 to 2010.	None.

Nominee and Trustee Ownership of Fund Shares

The following table illustrates the dollar range of shares of the Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934) by the Nominees and Trustee as of March 31, 2013.  The dollar range for the securities represented in the table was determined using the net asset value of a share of the Fund as of the close of business on March 31, 2013.

Name of Nominee or Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen or to be Overseen by Nominee or Trustee in the Family of Investment Companies*
Nominees and Trustee who are not “interested persons” of the Fund
Barry Hamerling	None	Over $100,000
James P. Logan, III(1)	None	$1-$10,000
Richard V. Silver	None	None**
Christianna Wood	None	None**
Nominees who are “ interested persons” of the Fund
Roy Behren	None	Over $100,000
Michael T. Shannon	None	Over $100,000

*       The Family of Investment Companies consists of the Fund and The Merger Fund.
**     The information presented is as of a date that preceded Mr. Silver’s and Ms. Wood’s nominations for election as a Trustee of the Fund and The Merger Fund.
(1)   Mr. Logan disclaims beneficial ownership of his wife’s shares.

None of the Nominees who would be Independent Trustees of the Fund or their immediate family members, had any interest in the Adviser or any person controlling, controlled by or under common control with such persons, excluding the Fund or The Merger Fund, as of March 31, 2013. For this purpose, “immediate family member” includes a Nominee’s spouse, children residing in a Nominee’s household and dependents of a Nominee.

Board Compensation

The fees of the Independent Trustees ($2,000 per year), in addition to their out-of-pocket expenses in connection with attendance at Trustees meetings, are paid by the Fund. The following table sets forth the aggregate compensation paid by the Fund to each Trustee for the fiscal year ended December 31, 2012.

Name of Trustee	Aggregate Compensation from the Funds	Total Compensation from the Fund Complex Paid to Trustees*
Trustees who are not “interested persons” of the Trust
Barry Hamerling	$2,000	$63,000
James P. Logan, III	$2,000	$58,000
Trustee who is an “interested person” of the Trust
Michael T. Shannon	None	None

*The fund complex consists of the Fund and The Merger Fund.

Committees and Meetings of the Board

The Board has an Audit Committee and a Nominating Committee. The Audit Committee and the Nominating Committee are composed solely of Independent Trustees. The following table identifies the members of those committees, the number of meetings of each committee held during the fiscal year ended December 31, 2012, and the function of each committee:

Committee	Members of Committee	Number of Meetings	Principal Functions of Committee
Audit Committee	James P. Logan, III Barry Hamerling*	2	The purpose of the Audit Committee is to advise the full Board of Trustees with respect to accounting, auditing and financial matters affecting the Fund. Under the terms of its charter, the Audit Committee (a) assists the Board in its oversight of the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (b) assists the Board in its oversight of the quality and objectivity of the Fund’s financial statements and the independent audit thereof; and (c) selects, oversees and sets compensation of the Fund’s independent auditor (the “Auditor”) and acts as a liaison between the Auditor and the full Board of Trustees.

Nominating Committee	James P. Logan, III Barry Hamerling	None	The primary purposes and responsibilities of the Nominating Committee are to (i) identify individuals qualified to become members of the Board in the event that a position is vacated or created; (ii) select and recommend to the Board the nomination of trustees for appointment by the Board or election by the shareholders, as the case may be; and (iii) set any necessary standards or qualifications for service on the Board.

*Chairman of committee and audit committee financial expert.

Nominating Committee.

The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as is considered necessary from time to time and meets only as necessary.  The Nominating Committee will consider, among other sources, eligible nominees recommended by shareholders. Shareholders who wish to recommend a nominee should send a nomination to the Secretary of the Fund which includes appropriate biographical information and sets forth the qualifications of the proposed nominee.  The Nominating Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.  The Nominating Committee Charter is attached as Appendix A.  The Nominating Committee did not meet formally in the last fiscal year; however, members of the Committee meet informally from time to time with potential candidates for positions on the Board and also to discuss amongst themselves the qualifications of the candidates they meet.  The Nominating Committee convened a meeting on May 15, 2013, at which the Nominating Committee recommended that the Board nominate each of the Nominees for election or re-election by the shareholders of the Fund.

In nominating candidates, the Nominating  Committee will search for those qualified candidates who can bring to the Board the skills, experience and judgment necessary to address the issues trustees of investment companies confront in their duties to shareholders.  The Nominating Committee may take into account a wide variety of criteria in considering trustee candidates, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any relevant industry and related skills, background and experience possessed by the candidate, such as from service as a board member or as an executive of investment funds, public companies, private or not-for-profit entities or other organizations; (iii) the candidate’s educational background; (iv) the candidate’s judgment, character, reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) an assessment of the candidate’s ability to critically review, evaluate, question and discuss information provided to him or her (including information requested by the Trustees); (vii) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s availability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her responsibilities on the Board in the best interests of the Fund and its shareholders; (viii) the candidate’s ability to interact effectively with the Fund’s investment adviser, other service providers, counsel and the Fund’s independent registered public accounting firm, in order to exercise effective business judgment in the performance of his or her duties; (ix)  whether or not the candidate has any relationships that might impair the candidate’s ability to qualify as a non-interested person for purposes of the 1940 Act, such as any business, financial or family relationships with the Fund’s investment adviser, the Fund’s other service providers or their affiliates; (x) whether or not the selection and nomination of the candidate would be consistent with the requirements of the Fund’s mandatory retirement policy; (xi) the overall interplay of the candidate’s knowledge, experience, skills, expertise and diversity with that of other Board members; and (xii) such other criteria as the Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors. The Nominating Committee may, in its discretion, establish specific, minimum qualifications (including skills) that must be met by Committee-nominated or shareholder-nominated candidates.  All of the Independent Trustees—Mr. Logan and Mr. Hamerling—comprise the Nominating Committee.

The Nominating Committee takes the overall diversity of the Board into account when considering and evaluating candidates for Trustee.  While the Nominating Committee has not adopted a specific policy on diversity or a particular definition of diversity, when considering candidates, the Nominating Committee generally considers the manner in which each candidate’s business experience, background, race, gender and national origin are complementary to the existing Trustees’ attributes.

Each Nominee was recommended to the Board for approval as a Trustee of the Fund by the Independent Trustees. The Board recommends that shareholders elect each Nominee.

Shareholder Communications.

Shareholders who want to communicate with the Board or any individual Trustee should write to the attention of Secretary, The Merger Fund VL, 100 Summit Lake Drive, Valhalla, New York 10595.  The letter should indicate that you are a Fund shareholder.  If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee.  If a communication does not indicate a specific Trustee, it will be sent to the chair of the Nominating Committee and counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

Board recommendation on Proposal 1

The Trustees unanimously recommend that
shareholders of the Fund vote “FOR” the
election of each Nominee

OTHER BUSINESS

The Trustees do not know of any additional matters to be presented at the Meeting other than those set forth in this Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy or any adjournment(s) or postponement(s) thereof.

ADDITIONAL INFORMATION

Investment Adviser

Westchester Capital Management, LLC, serves as investment adviser of the Fund. The principal business address of the Adviser is 100 Summit Lake Drive, Valhalla, New York 10595.

Administrator

U.S. Bancorp Fund Services, LLC (the “Administrator”) serves as the Fund’s administrator and transfer agent. The principal business address of the Administrator is P.O. Box 701, Milwaukee, Wisconsin 53201.

Independent Registered Public Accounting Firm

In connection with the proposed election of the Trustees under the proposal, as set forth above, the following information is required to be presented.

PricewaterhouseCoopers LLP (“PwC”), located at 100 East Wisconsin Avenue, Suite 1800, Milwaukee, Wisconsin 53202, serves as the Fund’s independent registered public accounting firm. The Fund knows of no direct or indirect financial interest of PwC in the Fund. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

The information below is provided for the fiscal years ended December 31, 2012 and December 31, 2011.

Audit Fees

The aggregate fees billed by PwC to the Fund for the Fund’s two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

Fiscal 2012Fiscal 2011
                  $40,000                 $40,000

Audit-Related Fees

There were no fees billed by PwC to the Fund in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Fund’s two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

Tax Fees

The aggregate fees billed by PwC to the Fund for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

Fiscal 2012Fiscal 2011
                    $5,000                 $5,000

For the Fund’s two most recent fiscal years, there were no Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Fund.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees

There were no other fees billed by PwC to the Fund or the Fund Service Providers for any other non-audit services (“Other Fees”) during the Fund’s two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Fund.

According to policies adopted by the Audit Committee, services provided by PwC to the Fund must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Fund without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Fund. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. Under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, pre-approval of non-audit services may be waived provided that: 1) the aggregate fees for all such services provided constitutes no more than five percent of the total amount of fees paid by the Fund to its principal accountant during the fiscal year in which services are provided, 2) such services were not recognized by the Fund at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the Audit Committee of the Fund and approved prior to the completion of the audit.

No services included under Audit-Related Fees, Tax Fees or All Other Fees above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

All of PwC’s hours spent on auditing the Fund’s financial statements for the most recent fiscal year were attributed to work performed by full-time, permanent employees of PwC.

The Fund’s Audit Committee has considered whether the provision of non-audit services by PwC to the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provided ongoing services to the Funds that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Funds) was compatible with maintaining PwC’s independence.

Other Information

Proxy materials, reports and other information filed by the Fund can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov), which contains other information about the Fund.

Notice Regarding Delivery of Fund Documents. In order to reduce the volume of mail you receive, only one copy of each mailing (including, for example, the Proxy Statement, notice, and annual reports) may be sent to a name and address shared by two or more accounts. If you would like to receive one copy of a mailing for each account, please call the Fund at 1-866-416-0565 or write the Fund c/o AST Fund Solutions, 1200 Wall Street, Lyndhurst, NJ 07071 to request individual copies of these documents.

Voting Information – Contract Owner

Contract Owner Instructions. Shares of the Fund are owned of record by sub-accounts of separate accounts of Participating Insurance Companies established to fund benefits under Contracts issued by the Participating Insurance Companies. The Participating Insurance Company that issues a Contract is the legal owner of the Fund’s shares and will vote those shares at the meeting. However, certain Participating Insurance Companies may mail copies of these proxy materials to Contract Owners who, by completing and signing the accompanying voting instruction card, may instruct their Participating Insurance Company how they wish the shares of the Fund attributable to their Contract to be voted. Contract Owners also may provide their instructions to the Participating Insurance Company by telephone or internet.  Please see the instructions on your voting instructions card.

With respect to separate accounts funding variable annuity and variable life insurance contracts that are registered under the 1940 Act, each Contract Owner may instruct his or her Participating Insurance Company as to how to vote the shares attributable to his or her Contract. With respect to separate accounts funding variable annuity and variable life insurance contracts that are not registered under the 1940 Act, a Participating Insurance Company may seek voting instructions from Contract Owners, but is not obligated by applicable law to do so.  Participating Insurance Companies holding Shares of the Fund in separate accounts funding variable annuity and variable life insurance contracts that are not registered under the 1940 Act may vote those Shares at the Meeting in their discretion.

Each Participating Insurance Company that seeks voting instructions from Contract Owners may vote shares for which it has not received timely voting instructions, as well as shares held in its general account (meaning any other person permitted to hold shares of the Fund pursuant to Treasury Regulation § 1.817-5) or otherwise attributable to it, in the same proportion as it votes those shares for which it has received voting instructions. If the Fund uses proportional voting, a small number of shareholders may determine the outcome of the vote.

Contract Owners permitted to give instructions to the Fund and the number of shares for which such instructions may be given for purposes of voting at the Meeting, and any adjournment thereof, will be determined as of the Record Date.

In order that your interests may be represented at the Meeting, you are requested to provide voting instructions by mail, over the Internet or by telephone by following the instructions on your voting instruction card. IF YOU PROVIDE VOTING INSTRUCTIONS BY TELEPHONE OR OVER THE INTERNET, PLEASE DO NOT RETURN YOUR VOTING INSTRUCTION CARD, UNLESS YOU LATER ELECT TO CHANGE YOUR VOTING INSTRUCTIONS. You may revoke your voting instruction card by: (a) written notice of its revocation to the Fund; (b) the subsequent execution and timely return of another voting instruction card (following the methods noted above); or (c) written notice to the Fund of the death or incapacity of the executor of the voting instruction card. To be effective,  notice of the revocation of voting instructions must be received a reasonable period of time prior to the Meeting so that the revocation may be communicated to the Participating Insurance Company and the Participating Insurance Company may take the revocation into account in voting shares of the Fund at the Meeting.

Voting Information – Participating Insurance Companies

Solicitation of Proxies.  The Board is asking for your vote and for you to vote as promptly as possible. Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Fund or by its agents. In addition, AST Fund Solutions has been engaged to assist in the solicitation of proxies for a fee of approximately $7,300, which includes the cost of printing and mailing this Proxy Statement to the shareholders of the Fund, although the actual costs of the solicitation may be higher. These costs will generally reduce the Fund’s net asset value, generally as they are incurred. The Fund will bear all of the costs of the Meeting, including the costs of printing and mailing this Proxy Statement and soliciting proxies.

Voting.  As of the Record Date, the total number of shares outstanding for the Fund is 1,491,560.379. Each dollar of net asset of a share of the Fund shall be entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote.  As of the Record Date, the total number of votes that may be cast is 15,825,455.6212 . The entities that are known by the Fund to have owned beneficially or of record 5% or more of the Fund’s outstanding shares as of the Record Date are listed in Appendix B.

Quorum and Methods of Tabulation. The presence, in person or by proxy, of a quorum of the shareholders of the Fund, consisting of 40% of the dollar-weighted voting power of the shares entitled to vote on the proposal, is required in order to take any action at the Meeting with respect to the proposals.

Votes cast by proxy or in person at the Meeting will be tabulated by the Inspector of Elections appointed for the Meeting.  The Inspector of Elections will determine whether or not a quorum is present at the Meeting.  The Inspector of Elections will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining whether a quorum is present. Any proposal for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal. In certain circumstances in which the Fund has received sufficient votes to approve a matter being recommended for approval by the Fund’s Board, the Fund may request that brokers and nominees, in their discretion, withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal.

If a quorum is not present at the Meeting with respect to the proposal, the persons named as proxies may propose one or more adjournments of the Meeting with respect to the proposal to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the outstanding shares entitled to vote on the proposal and present at the Meeting or represented by proxy. The persons named as proxies will vote those proxies that they are entitled to vote “FOR” the proposal in favor of such an adjournment, and will vote those proxies required to be voted “AGAINST” the proposal against such an adjournment. Any adjourned meeting may be held as adjourned without further notice.

Shareholder Proxies. If a shareholder properly authorizes its proxy by internet or telephone, or by executing and returning the enclosed proxy card by mail, and the proxy is not subsequently revoked, the shareholder’s vote will be cast at the Meeting and at any postponement or adjournment thereof. If a shareholder gives instructions, the shareholder’s vote will be cast in accordance with those instructions. If a shareholder returns a signed proxy card without instructions, the shareholder’s vote will be cast in favor of the proposal. Your votes will be cast in the discretion of the proxy holders on any other matter that may properly come before the Meeting.

Under the Fund’s Declaration of Trust, a proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to the exercise of the proxy the Fund receives a specific written notice to the contrary from any one of them.

If you intend to vote in person at the Meeting, please call AST Fund Solutions, the Fund’s proxy solicitor, toll-free at 1-866-416-0565 to obtain important information regarding your attendance at the Meeting, including directions.

A shareholder may revoke its proxy at any time prior to its exercise: (a) by written notice of its revocation to the Fund; (b) by the subsequent execution and timely return of another proxy card; (c) by being present and voting in person at the Meeting; or (d) by written notice to the Fund of death or incapacity of the executor of the proxy card. However, attendance in-person at the Meeting, by itself, will not revoke a previously-tendered proxy card.

Required Vote.  Trustees are elected by the vote of a plurality of shares voting at the Meeting, either in person or by proxy with respect to such proposal.  This means that the Nominees who receive the largest number of votes will be elected as Trustees. In the election of Trustees, votes may be cast in favor of a Nominee or withheld. All shareholders of the Fund as of the Record Date are entitled to vote on the proposal.

Shareholder Proposals

The Fund does not hold regularly scheduled meetings of the shareholders.  Any shareholder desiring to present a proposal for inclusion at the meeting of shareholders next following this Meeting must be received at the offices of the Fund a reasonable time before the solicitation for that meeting is made. Timely submission of a proposal does not guarantee that such proposal will be included in a Proxy Statement.

To ensure the presence of a quorum at the special meeting, prompt voting is requested. A self-addressed, postage-paid envelope is enclosed for your convenience if you wish to vote by mail, along with instructions on how to vote over the Internet or by telephone should you prefer to vote by one of those methods.

By Order of the Board of Trustees,

/s/ Michael T. Shannon
Michael T. Shannon
Chairman of the Board

APPENDIX A

THE MERGER FUND
THE MERGER FUND VL

NOMINATING COMMITTEE CHARTER

The Board of Trustees (the “Board”) of each of The Merger Fund and The Merger Fund VL (each a “Fund” and together the “Funds”), has adopted this Charter to govern the activities of its Nominating Committee (the “Committee”).

1.     Purposes and Responsibilities

The primary purposes and responsibilities of the Committee are to (i) identify individuals qualified to become members of the Board in the event that a position is vacated or created, consistent with criteria set forth below approved by the Board; (ii) select and recommend to the Board the nomination of trustees for appointment by the Board or election by the shareholders, as the case may be; and (iii) set any necessary standards or qualifications for service on the Board.  The Committee shall periodically review and assess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

2.Organization and Governance

The Committee shall be comprised of as many Trustees as the Board shall determine, but in any event not less than three (3) Trustees or, if fewer, all of the Board members who are not “interested persons” of the Fund (“Independent Trustees”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).  The Committee must consist of Board members who are Independent Trustees.

The Board may appoint, remove or replace any member of the Committee at any time in its sole discretion.  The Board may designate a Chairman of the Committee.

The Committee will not have regularly scheduled meetings.  Committee meetings shall be held as and when the Committee or the Board determines necessary or appropriate.

A majority of the members of the Committee, present in person or by means of conference telephone or other means by which all persons participating in the meeting can communicate with each other, shall constitute a quorum.  The act of a majority of the members of the Committee present at any meeting at which there is a quorum shall be the act of the Committee.  The Committee may take action by unanimous written consent in lieu of a meeting.

The Committee shall keep written minutes of its meetings, which minutes shall be approved by the Board and maintained with the books and records of the Fund.

3.Qualifications for Trustee Nominees

The Committee may take into account a wide variety of criteria in considering trustee candidates, including (but not limited to):

(i)the candidate’s knowledge in matters relating to the investment company industry;

(ii)  any relevant industry and related skills, background and experience possessed by the candidate, such as from service as a board member or as an executive of investment funds, public companies,  private or not-for-profit entities or other organizations;

(iii)the candidate’s educational background;

(iv)the candidate’s judgment, character, reputation for high ethical standards and personal and professional integrity;

(v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications;

(vi)an assessment of the candidate’s ability to critically review, evaluate, question and discuss information provided to him or her (including information requested by the Trustees);

(vii)    the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s availability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her responsibilities on the Board in the best interests of the Fund and its shareholders;

(viii)    the candidate’s ability to interact effectively with the Fund’s investment adviser, other service providers, counsel and the Fund’s independent registered public accounting firm, in order to exercise effective business judgment in the performance of his or her duties;

(ix)whether or not the candidate has any relationships that might impair the candidate’s ability to qualify as a non-interested person for purposes of the 1940 Act, such as any business, financial or family relationships with the Fund’s investment adviser, the Fund’s other service providers or their affiliates;

(x) whether or not the selection and nomination of the candidate would be consistent with the requirements of the Fund’s mandatory retirement policy;

(xi)the overall interplay of the candidate’s knowledge, experience, skills, expertise and diversity with that of other Board members; and

(xii)such other criteria as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

Trustee candidates may be subject to an in-person interview with the Committee.

4.Mandatory Retirement Policy

Each member of the Board shall retire from service as a member of the Board as of the later of (i) the December 31 next occurring after he attains the age of 75 and (ii) the date a successor Trustee, if any, is elected or appointed to the Board, provided that that each current Trustee may, upon the unanimous approval of all of the Trustees then in office, be granted an extension until December 31, 2012.  This policy may be waived provided that the waiver is approved unanimously by all of the Trustees then in office.

5.Sources For Identification of Nominees

In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Fund’s current Trustees; (ii) the Fund’s officers; (iii) the Fund’s investment adviser; (iv) the Fund’s shareholders (see below); and (v) any other source the Committee deems to be appropriate.  The Committee will not consider self-nominated candidates.  The Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates.

6.Consideration of Candidates Recommended By Shareholders

While the Committee is solely responsible for the selection and nomination of the Fund’s trustees, the Committee may consider Independent Trustee candidates recommended by Fund shareholders as it deems appropriate.  Shareholders who wish to recommend a nominee should send a nomination to the Secretary of the Fund which includes appropriate biographical information and sets forth the qualifications of the proposed nominee.  The Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

APPENDIX B

RECORD OR BENEFICIAL OWNERSHIP

As of the May 31, 2013, the following entities each owned beneficially or of record 5% or more* of the Fund’s outstanding securities:

Name and Address	Number of Shares	Percentage

Jefferson National Life Insurance Co. 10350 Ormsby Park PL Suite 600 Louisville KY 40223-6175	663,368.904	44.47%

Hartford Life Insurance Company Attn: UIT Operations PO Box 2999 Hartford CT 06104-2999	511,854.498	34.31%

Metlife Insurance Co of Connecticut Attn: Shareholder Accounting Dept PO Box 990027 Hartford CT 06199-0027	313,507.749	21.02%

*
A party holding in excess of 25% of the outstanding voting securities of the Fund is presumed to be a “control person” (as defined in the 1940 Act) of the Fund, based on the substantial ownership interest held and the party’s resultant ability to influence voting on certain matters submitted for shareholder consideration.

   All of the shares of the Fund are held of record by the Participating Insurance Companies for allocation to the corresponding investment divisions or sub-accounts of certain of their separate accounts. Because the Participating Insurance Companies own 100% of the shares of the Fund, they may be deemed to be in control (as defined in the 1940 Act) of the Fund. Shares of the Fund are not offered for direct purchase by the investing public.

As of the Record Date, the Fund does not know of any persons owning contracts which would entitle them to instruct the Participating Insurance Company with respect to 5% or more of the voting securities of the Fund. The Fund has been informed that, as of the Record Date, the officers and Trustees as a group owned less than 1% of the outstanding shares of the Fund.

B-1

INSTRUCTIONS FOR EXECUTING VOTING INSTRUCTION CARD

The following general rules for signing voting instruction cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your voting instruction card properly.

1.Individual Accounts:  Sign your name exactly as it appears on the voting instructions.

2.Joint Accounts:  Either party may sign, but the name of the party signing should conform exactly to a name shown on the voting instructions.

3.All Other Accounts:  The capacity of the individual signing the voting instruction card should be indicated unless it is reflected in the name of the voting instructions.  For example:

Registration	Valid Signature

Corporate Accounts (1) ABC Corp.	(1) ABC Corp. John Doe, Treasurer
(2) ABC Corp. c/o John Doe, Treasurer	(2) John Doe, Treasurer
(3) ABC Corp. Profit Sharing Plan	(3) John Doe, Trustee
Trust Accounts (1) ABC Trust	(1) Jane Doe, Trustee
(2) Jane Doe, Trustee u/t/d 12/28/78	(2) Jane Doe
Custodial Accounts (1) John Smith, Custodian f/b/o John Smith, Jr. UGMA	(1) John Smith
(2) John Smith	(2) John Smith, Executor

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.Individual Accounts:  Sign your name exactly as it appears on the proxy card.

2.Joint Accounts:  Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card.

3.All Other Accounts:  The capacity of the individual signing the proxy card should be indicated unless it is reflected in the name of the proxy card.  For example:

Registration	Valid Signature

Corporate Accounts (1) ABC Corp.	(1) ABC Corp. John Doe, Treasurer
(2) ABC Corp. c/o John Doe, Treasurer	(2) John Doe, Treasurer
(3) ABC Corp. Profit Sharing Plan	(3) John Doe, Trustee
Trust Accounts (1) ABC Trust	(1) Jane Doe, Trustee
(2) Jane Doe, Trustee u/t/d 12/28/78	(2) Jane Doe
Custodial Accounts (1) John Smith, Custodian f/b/o John Smith, Jr. UGMA	(1) John Smith
(2) John Smith	(2) John Smith, Executor

THE MERGER FUND VL	VOTING INSTRUCTION CARD

THE MERGER FUND VL

VOTING INSTRUCTION CARD FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 16, 2013

[INSURANCE COMPANY DROP-IN]
The above-referenced insurance company (the “Company”) is using this Voting Instruction Card to solicit voting instructions from its contract owners who hold unit values in a separate account of the Company that invests in The Merger Fund VL (the “Fund”).

The undersigned contract owner instructs the Company to vote, at the Special Meeting of Shareholders and at any adjournments or postponements thereof (the “Meeting”), all shares of the Fund attributable to his or her contract or interest in the relevant separate account as directed below. The undersigned acknowledges receipt of the Fund’s Notice of Special Meeting of Shareholders and Proxy Statement.

If you sign below but do not mark instructions, the Company will vote all shares of the Fund attributable to your account value “FOR” the proposals. If you fail to return this Voting Instruction Card, the Company may vote all shares attributable to your account value in proportion to the timely voting instructions actually received from contract owners in the separate account.

Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Each attorney-in-fact, executor, administrator, trustee, guardian or other fiduciary should indicate the capacity in which he or she signs. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Signature Date

Signature (if held jointly) Date

Title if a corporation, partnership or other entity

Simple methods to provide voting instructions:
INTERNET

Log on to www.proxyonline.com. Make sure to have this voting instruction card available when you plan to provide voting instructions.  You will need the control number found in the box at the right at the time you provide voting instructions.
CONTROL NUMBER 123456789123
REPRESENTATIVE	Simply dial toll-free (866) 416-0565 and have this voting instruction card available at the time of the call. Representatives are available 9 a.m. to 10 p.m. Eastern time Monday through Friday.
TOUCHTONE PHONE	Simply dial toll-free (888) 227-9349 and follow the automated instructions. Please have this voting instruction card available at the time of the call.
MAIL	Simply sign, date, and complete the reverse side of this voting instruction card and return it in the postage paid envelope provided.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on July 16, 2013.  The proxy statement and copies of the Fund’s most recent annual report to shareholders are available at: www.proxyonline.com/docs/themergerfundvl.pdf

TAGID:                                                                                                                                CUSIP:

THE MERGER FUND VL

This voting instruction card is solicited on behalf of the Company and the Board of Trustees, and the nominees identified below have been proposed by the Board of Trustees.

When properly executed, the Company will vote all shares attributable to your account as indicated or “FOR” the nominees if no choice is indicated.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU INSTRUCT THE COMPANY TO VOTE “FOR” THE
NOMINEES IDENTIFIED BELOW.

Please provide voting instructions, date and sign this voting instruction card and return it promptly in the enclosed envelope.

TO PROVIDE VOTING INSTRUCTIONS, MARK ONE BOX IN BLUE OR BLACK INK.  Example:  █
PROVIDE VOTING INSTRUCTIONS ON:
Election of five Trustees:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1. Roy Behren
2. Barry Hamerling	□	□	□
3. Michael T. Shannon
4. Richard V. Silver
5. Christianna Wood

To withhold instructions to vote for any individual nominee, mark the “FOR ALL EXCEPT” box and write the nominee’s number on the line provided below:

_______________________________________________________________

YOU MAY PROVIDE VOTING INSTRUCTIONS ON THE INTERNET, BY TELEPHONE OR BY MAIL.
PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

TAGID:                                                                                                                                CUSIP:

THE MERGER FUND VL	Proxy Card

THE MERGER FUND VL

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 16, 2013

The undersigned, revoking prior proxies, hereby appoints Abraham Cary, Bruce Rubin and Jane Perl, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, re-substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders (the “Special Meeting”) of The Merger Fund VL, to be held at the offices of Westchester Capital Management, LLC (the “Adviser”), at 100 Summit Lake Drive, Valhalla, New York 10595, on July 16, 2013 at 9:30 a.m. Eastern Time, or at any adjournment(s) or postponement(s) thereof, upon the proposals described in the Notice of Special Meeting of Shareholders and accompanying proxy statement, which have been received by the undersigned.

Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Each attorney-in-fact, executor, administrator, trustee, guardian or other fiduciary should indicate the capacity in which he or she signs. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Signature Date

Signature (if held jointly) Date

Title if a corporation, partnership or other entity

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Simple methods to vote your proxy:
INTERNET

Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number found in the box at the right at the time you execute your vote.
CONTROL NUMBER 123456789123
REPRESENTATIVE	Simply dial toll-free (866) 416-0565 and have this proxy card available at the time of the call. Representatives are available 9 a.m. to 10 p.m. Eastern time Monday through Friday.
TOUCHTONE PHONE	Simply dial toll-free (888) 227-9349 and follow the automated instructions. Please have this proxy card available at the time of the call.
MAIL	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on July 16, 2013.  The proxy statement and copies of the Fund’s most recent annual report to shareholders are available at: www.proxyonline.com/docs/themergerfundvl.pdf

TAGID:                                                                                                                                CUSIP:

THE MERGER FUND VL

This proxy is solicited on behalf of the Board of Trustees, and the nominees identified below have been proposed by the Board of Trustees.

When properly executed, this proxy will be voted as indicated or “FOR” the nominees if no choice is indicated.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE NOMINEES IDENTIFIED BELOW.

Please vote, date and sign this proxy card and return it promptly in the enclosed envelope.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example:  █
VOTE ON:
Election of five Trustees:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1. Roy Behren
2. Barry Hamerling	□	□	□
3. Michael T. Shannon
4. Richard V. Silver
5. Christianna Wood

To withhold authority to vote for any individual nominee, mark the “FOR ALL EXCEPT” box and write the nominee’s number on the line provided below:

_______________________________________________________________

In their discretion, the proxies are authorized to vote upon such other business that may come up at the Special Meeting or any adjournment(s) or postponement(s) thereof.

YOU MAY VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.
PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

TAGID:                                                                                                                                CUSIP: